UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 12, 2019

LEVEL BRANDS, INC.
(Exact name of registrant as specified in its charter)

North Carolina	001-38299	47-3414576
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4521 Sharon Road, Suite 450, Charlotte, NC 28211
(Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code: (704) 362-6286

Level Brands, Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On April 12, 2019, the Chief Financial Officer of Level Brands, Inc. (the “Company”) determined that an error existed in the Company's previously issued unaudited condensed consolidated financial statements for the three months ended December 31, 2018, included in its Quarterly Report on Form 10-Q (the "Form 10-Q") filed with the Securities and Exchange Commission on February 14, 2019. The Company failed to give effect to the phase in of FASB ASU 2016-01, Recognition and Measurement of Financial Assets and Financial Liabilities (“ASU 2016-01”) in the financial statements included in the 10-Q. The Update, which was effective for public business entities for fiscal years beginning after December 31, 2017, is intended to enhance the reporting model for financial instruments to provide users of financial instruments with more decision-useful information and addresses certain aspects of the recognition, measurement, presentation, and disclosure of financial instruments. This new standard affects all entities that hold financial assets or owe financial liabilities.

The Chief Financial Officer promptly notified the Audit Committee of our Board of Directors of the existence of the error. The Chief Financial Officer has also discussed the matter with the Company's auditors, Cherry Bekaert LLP. As a result of this error, the previously filed unaudited condensed consolidated financial statements in the Form 10-Q should no longer be relied upon.

The Company is restating its financial statements as of and for the three months ended December 31, 2018 to reflect the phase in of ASU 2016-01 which will impact how it records other comprehensive income. Under the new guidance in ASU 2016-01 the Company should record unrealized gains and losses in the value of the equity securities it owns in the income statement, whereas, under previous guidance (and in the December 31, 2018 Form 10-Q) those gains and losses were recorded as other comprehensive income. The Company expects to file an amended Form 10-Q for the period ended December 31, 2018 as soon as possible which will contain restated unaudited condensed consolidated financial statements. The restatement is expected to have an impact on the financial statements included in the Form 10-Q as previously filed, with changes reflected in the income statement on other comprehensive income (loss), unrealized gain (loss), and earnings per share, an impact on the balance sheets equity section, and adjustments to the statement of cash flow.

No changes for the restatement are expected to have any impact on our cash position, cash flow, liquidity, or operations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEVEL BRANDS, INC.

Date: April 18, 2019	By:	/s/ Mark S. Elliott
Mark S. Elliott, Chief Financial Officer and Chief Operating Officer